Exhibit 99.2

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 1 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 2 The Company disclaims all warranties, whether express, implied or statutory, including, without limitation, any implied warra nti es of title, non - infringement of third - party rights, merchantability, or fitness for a particular purpose. The information pack (the “Pack”) discusses trends and markets that the leadership team of Archer Aviation, Inc. (the “Company”) believes will imp ac t the development and success of the Company based on its current understanding of the marketplace. Industry and market data used i n t he Pack have been obtained from third - party industry publications and sources as well as from research reports prepared for othe r purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Nothing in this agreement imposes on the Company Atlas C res t Investment Corp.(“AC” or Atlas Crest”) or their advisors or representatives any obligation to provide further Packs or upda te or correct any inaccuracies in the Pack. Forward - Looking Statements The Pack includes “forward - looking statements”. Forward - looking statements may be identified by the use of words such as “estim ate,” “plan,” “project,” “forecast,” “intend,” “would,” “should,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. “F orward - looking statements” include all statements about the Company’s future plans and performance, regardless of whether the forego ing expressions are used to identify them. In addition, these forward - looking statements include, but are not limited to, statement s regarding: estimates and forecasts of financial and performance metrics; projections of market opportunity and market share, expectations and timing related to commercial product launches; the potential success of the Company's go - to - market strat egy; the Company’s research and development efforts; and the Company’s proposed manufacturing plans and expectations, includi ng statements regarding the effectiveness and efficiency of its future manufacturing processes, These statements are based on various assumptions, whether or not identified in the Pack, and on the current expectations of the Company’s managem ent and are not predictions of actual performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will dif fer from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward - looking statem ents are subject to a number of risks and uncertainties, including the early stage nature of Archer’s business and its past a nd projected future losses; Archer’s ability to manufacture and deliver aircraft and its impact on the risk of investment; Arche r’s dependence on United Airlines for its current aircraft orders and development process, and the risk that United Airlines canc el s its contracts with Archer; risks relating to the uncertainty of the projections included in the model; the effectiveness of Ar cher’s marketing and growth strategies, including its ability to effectively market air transportation as a substitute for conventio nal methods of transportation; Archer’s ability to compete in the competitive urban air mobility and eVTOL industries; Archer’s a bi lity to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; Arc her’s ability to achieve its business milestones and launch products on anticipated timelines; Archer’s dependence on suppliers and service pa rtners for the parts and components in its aircraft; Archer’s ability to develop commercial - scale manufacturing capabilities; re gulatory requirements and other obstacles outside Archer’s control that slow market adoption of electric aircraft, such as Ar che r’s inability to obtain and maintain adequate facilities and Vertiport infrastructure; Archer’s ability to and hire, train and re tai n qualified personnel; risks related to Archer’s Aerial Ride Sharing Business operating in densely populated metropolitan are as and heavily regulated airports; adverse publicity from accidents involving aircraft, helicopters or lithium - ion battery cells; t he impact of labor and union activities on Archer’s work force; losses resulting from indexed price escalation clauses in purchase orders and cost overruns; regulatory risks related to evolving laws and regulations in Archer’s industries; the inability of the parties t o successfully or timely consummate the proposed business combination, including the risk that any required regulatory approv als are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expe cte d benefits of the proposed business combination or that the approval of the stockholders of Atlas Crest or Archer is not obta ine d; a decline in our securities following the business combination if it fails to meet the expectations of investors or securi tie s analysts; our inability to protect our intellectual property rights from unauthorized use by third parties; our need for and the availability of additional capital; cybersecurity risks; the dual class structure of our common stock, which will limit other i nvestors’ ability to influence corporate matters; the amount of redemption requests made by Atlas Crest’s public stockholders ; t he ability of Atlas Crest or the combined company to issue equity or equity - linked securities in connection with the proposed business combina tion or in the future, and those factors discussed in Atlas Crest’s final prospectus filed on October 29, 2020, under the hea din g “Risk Factors,” and other documents of Atlas Crest filed, or to be filed, including the Current Report on Form 8 - K filed on February 10, 2021, and the Registration Statement on Form S - 4 (the "Form S - 4"), including the proxy statement/prospectus expecte d to be filed in connection with the business combination, with the Securities and Exchange Commission (“SEC”). If any of th ese risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. There may be additional risks that are not presently known to the Company or that the Company curren tly believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statement s. In addition, forward - looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of the Pack. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward - looking statements at some point in the future, the Compan y specifically disclaims any obligation to do so. These forward - looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of the Pack. Accordingly, undue reliance should not be placed upon the forward - looking statements. Additional Information about the Business Combination and Where to Find It In connection with the proposed business combination, a Form S - 4 is expected to be filed by Atlas Crest with the SEC. The Form S - 4 will include preliminary and definitive proxy statements to be distributed to holders of Atlas Crest’s common stock in conn ec tion with Atlas Crest’s solicitation for proxies for the vote by Atlas Crest’s stockholders in connection with the proposed b usi ness combination and other matters as described in the Form S - 4, as well as a prospectus of Atlas Crest relating to the offer of the securities to be issued in connection with the completion of the business combination. Atlas Crest urges investors, stockhold ers and other interested persons to read, when available, the Form S - 4, including the proxy statement/prospectus incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed business combination, as the se materials will contain important information about the Company, Atlas Crest, and the proposed business combination. Such pers ons can also read Atlas Crest’s final prospectus dated October 29, 2020 (SEC File No. 333 - 249289), for a description of the security holdings of Atlas Crest’s officers and directors and their respective interests as security holders in the consummat ion of the proposed business combination. After the Form S - 4 has been filed and declared effective, the definitive proxy statement/ prospectus will be mailed to Atlas Crest’s stockholders as of a record date to be established for voting on the proposed busi nes s combination. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Atlas Crest Investment Corp., 399 Park Avenue, New York, NY 10022, or (212) 8 83 - 3800. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov)._ Use of Projections and Description of Key Partnerships The Pack contains projected financial information with respect to the Company, namely revenue, gross profit, operating capita l e xpenditures, EBITDA and EBITDA margin for 2024 – 2030. Such projected financial information constitutes forward - looking informat ion, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. T he assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide var iety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to diff er materially from those contained in the prospective financial information. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in the Pack, and the inc lus ion of such information in the Pack should not be regarded as a representation by any person that the results reflected in su ch projections will be achieved. The independent registered public accounting firm of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in the Pack, and acc ord ingly, does not express an opinion or provided any other form of assurance with respect thereto for the purpose of the Pack. The Pack contains descriptions of certain key business partnerships of the Company. These descriptions are based on the Company’s management team’s discussions with such counterparties and the latest available information and estimates as of the da te of the Pack. In certain cases, such descriptions are subject to negotiation and execution of definitive agreements with su ch counterparties which have not been completed as of the date of the Pack and, as a result, such descriptions of key business partnerships of the Company, remain subject to change. Financial Information; Non - GAAP Financial Measures The financial information and data contained in the Pack is unaudited and does not conform to Regulation S - X. Some of the financ ial information and data contained in the Pack, such as EBITDA and EBITDA margin, have not been prepared in accordance with U nit ed States generally accepted accounting principles (“GAAP”). EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization. The Company believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to th e C ompany’s financial condition and results of operations. The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comp ari ng the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to i nvestors. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significa nt expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are sub ject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results. The Company is not providing a reconciliation of projected EBITDA for full years 2024 – 2030 to the most directly comparable measure prepared in accordance with GAAP because the Company is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficul ty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same rea sons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. In addition, all the Company historical financial information included herein is preliminary and subject to c han ge pending finalization of the 2020 audit of the Company in accordance with PCAOB auditing standards. No Offer or Solicitation The Pack does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vo te or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Investment in any securit ie s described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endors ed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrar y i s a criminal offense. Trademarks The Pack contains trademarks, service marks, trade names and copyrights of the Company and other companies, which are the pro per ty of their respective owners. Placement Agent Moelis & Company is acting as a placement agent and receiving a fee in connection with such role. In addition, Moelis & Compa ny LLC will receive a business combination marketing fee upon completion of the proposed transaction. Affiliates of Moelis & Com pan y hold interests in the securities of AC which do not have any value unless a business combination is consummated. Neither AC nor Moelis has assumed any responsibility for independently verifying such information and expressly disclaims any liabili ty to any purchaser in connection with such information or any transaction with the Company. Neither AC nor Moelis make any rep res entation or warranty, express or implied, or accept any responsibility or liability for the accuracy or completeness of the information contained herein or any other written or oral information that the Company makes available to any recipient. Nei the r AC nor Moelis makes any representation or warranty as to the achievement or reasonableness of any projections, management e sti mates, prospects or returns. Aircraft depicted in this presentation have been rendered utilizing computer graphics Disclaimer

Certain Risks Related to Archer Aviation Inc.

All references to the "Company," "Archer," "we," "us" or "our" in this presentation refer to the business of Archer Aviation Inc. The risks presented below are certain of the general risks related to the Company's business, industry and ownership structure and are not exhaustive. The list below is qualified in its entirety by disclosures contained in future filings by the Company, or by third parties (including Atlas Crest Investment Corp.) with respect to the Company, with the United States Securities and Exchange Commission ("SEC"). These risks speak only as of the date of this presentation and we make no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from and will be more extensive than those presented below.

- In order to build a new transportation service to help people save time and money, we are analyzing live trip data to determine optimal trip locations, cost, and customer experience. Prime Radiant is Archer's data science program focused on system simulation.
- We are an early stage company with a history of losses, and expect to incur significant losses for the foreseeable future.[1]
- We have not yet manufactured or delivered any aircraft to customers, which makes evaluating our business and future prospects difficult and increases the risk of investment.
- The United Airlines order constitutes all of the current orders for Archer aircraft. This order and our purchase agreement with United Airlines are subject to conditions, including certification of our aircraft by the Federal Aviation Authority, and further negotiation and reaching mutual agreement on certain material terms, such as aircraft specifications, warranties, usage and transfer of the Aircraft, performance guarantees, delivery periods, most favored nation provisions, the type and extent of assistance to be provided by United Airlines in obtaining certification of the aircraft, territorial restrictions, rights to jointly developed intellectual property, escalation adjustments and other matters. The obligations of United Airlines to consummate the order will arise only after all of such material terms are agreed in the discretion of each party. Further, and in addition to other termination rights set forth in the purchase agreement and the collaboration agreement, if the parties do not agree on such material terms, either party will have the right to terminate the agreements if such party determines in its discretion that it is not likely that such material terms will be agreed in a manner that is consistent with such party's business and operational interests(as those interests may change from time to time). If this order is cancelled, modified or delayed, or otherwise not consummated, or if we are otherwise unable to convert our strategic relationships or collaborations into sales revenue, Archer's prospects, results of operations, liquidity and cash flow will be materially adversely affected.
- Our operating and financial results forecast relies in large part upon assumptions and analyses that we have developed. If these assumptions or analyses prove to be incorrect, our actual operating and financial results may be significantly below our forecasts.
- The markets for our offerings are still in relatively early stages of growth, and our success in these markets is dependent upon our ability to effectively market and sell air transportation as a substitute for conventional methods of transportation and the effectiveness of our other marketing and growth strategies
- We expect to face competition in the urban air mobility and eVTOL industries.
- Our ability to operate and sell our aircraft is subject to, among other things, our ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities.
- We may not be able to achieve our expected business milestones or launch products on our anticipated timelines.
- We are substantially reliant on our relationships with our suppliers and service providers for the parts and components in our aircraft. If any of these suppliers or service partners choose to not do business with us, we would have significant difficulty in procuring and producing our aircraft, and our business prospects would be significantly harmed.
- We may not be able to successfully develop commercial-scale manufacturing capabilities internally or through partnerships.
- We may encounter obstacles outside of our control that slow market adoption of electric aircraft, such as regulatory requirements or our inability to obtain and maintain adequate facilities and Vertiport infrastructure to develop our route network in the future.
- We may not be able to attract, integrate, manage, train and retain qualified senior management personnel or other key employees.
- Our Aerial Ride Sharing Business will be concentrated in the short term in a small number of metropolitan areas and airports which makes our business particularly susceptible to natural disasters, outbreaks and pandemics, economic, social, weather, growth constraints and regulatory conditions or other circumstances affecting these metropolitan areas.
- Operation of aircraft involves a degree of inherent risk. We could suffer losses and adverse publicity stemming from any accident involving small aircraft, helicopters or lithium-ion battery cells.
- Our business may be adversely affected by labor and union activities.
- We expect that our United Airlines purchase order and that future purchase orders will be subject to indexed price escalation clauses which could subject us to losses if we have cost overruns or if increases in our costs exceed the applicable escalation rate.
- Our business will be subject to a wide variety of extensive and evolving laws and regulations, including data privacy and security laws, which may result in increases in our costs, disruptions to our operations, limits on our operating flexibility, reductions in the demand for air travel, and competitive disadvantages.
- Our success could be impacted by the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed, or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Atlas Crest is not obtained.
- If the business combinations benefits do not meet the expectations of investors or securities analysts, the market price of Atlas Crest's securities or, following the closing, the combined entity's securities, may decline.
- Our business may be adversely affected if we are unable to protect our intellectual property rights from unauthorized use by third parties.
- We may need additional capital to pursue our business objectives and respond to business opportunities, challenges or unforeseen circumstances, and we cannot be sure that additional financing will be available, which could limit our ability to grow and jeopardize our ability to continue our business operations.
- We may be subject to cybersecurity risks to our various systems and software and any material failure, weakness, interruption, cyber event, incident or breach of security could prevent us from effectively operating our business.
- The dual class structure of our Common Stock has the effect of concentrating voting control with Adam Goldstein and Brett Adcock, our co-founders and co-Chief Executive Officers. This will limit or preclude your ability to influence corporate matters, including the outcome of important transactions, including a change in control.

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 3

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 4 KEN MOELIS Chairman of Board of Directors MICHAEL SPELLACY Chief Executive Officer Archer Combining with Atlas Crest in the Next Phase of its Journey • Chairman and CEO of Moelis & Company • Global leader in strategic advisory industry with almost 40 years of investment banking and M&A experience • Built and managed three of the most successful financial services transformational growth stories of the past three decades at Moelis & Company, UBS, and DLJ 1 ARCHER • 25 years executive leadership as investor, Executive and Board / C - Suite growth advisor in technology, data and analytics, AI, and disruptive customer growth strategy • Prominent global strategy and technology advisor to CEOs and Boards, with prior strategy and operating experience in the aerospace & defense industry • Led multi - billion dollar P&L focused on global technology transformation and customer growth ATLAS CREST INVESTMENT CORP. (“ATLAS CREST”) ATLAS CREST INVESTMENT THESIS • Atlas Crest's mission is to partner with disruptive world - class companies undergoing transformational growth • Urban Air Mobility will transform how people approach everyday life, work, and adventure...all while benefiting the environment • Archer is the leader in Urban Air Mobility and beyond — Highly accomplished team (200+ years of eVTOL experience) — Leading strategic partners (United Airlines and Stellantis) — Unique and differentiated commercial/regulatory approach — Attractive channel strategy and margin profile • Archer will provide everyone the flexibility to live farther, faster, safer, cheaper and greener

Transaction Summary

ACHR	$2.7B	$1.1B

TRANSACTION STRUCTURE

Archer and Atlas Crest (ACIC) entered in an LOI regarding a business combination

The transaction is expected to close in Q2 2021

It is anticipated that the post-closing company, Archer, will be listed on NYSE with ticker symbol "ACHR"

VALUATION

Transaction implies a pro forma enterprise value of approximately $2.7 billion, 1.2x based on 2026E revenue and 4.2x based on 2026E EBITDA

Archer shareholders will rollover 100% of their equity and own ~67% of the pro forma equity; ACIC public shareholders will own ~13%; PIPE investors will own ~16%; and the ACIC founders will own ~3%(1)

CAPITAL STRUCTURE

The transaction will be funded by a combination of Atlas Crest cash in trust, newly issued Archer ordinary shares, and proceeds from a PIPE

Transaction expected to result in $1.1 billion of total proceeds raised to fund growth, comprised of ~$500 million of cash in trust and $600 million of PIPE proceeds

The PIPE includes participation from investors including United Airlines, Stellantis and the venture arm of Exor, Baron Capital Group, the Federated Hermes Kaufmann Funds, Mubadala Capital, Putnam Investments and Access Industries

Note: Percentages may not sum to 100% due to rounding.
(1) Assumes no redemptions.

ARCHER INVESTOR DECK 2021 1 ARCHER PRIVATE AND CONFIDENTIAL 5

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 6 Designing and developing electric vertical takeoff and landing (eVTOL) aircraft for use in Urban Air Mobility Morgan Stanley estimates Urban Air Mobility to be up to a $1.5 to approx $3.0 trillion industry by 2040 (1) Highly experienced team with over 200 years of combined eVTOL development experience ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 6 1 ARCHER Key Investor Highlights Unique technology design driving superior aircraft performance, safety, and mass manufacturing $1.0 billion in orders from United Airlines and option for additional $500 million of aircraft (2) Strategic Collaboration Agreement with Stellantis, the 4th largest automotive manufacturer in the world by volume with expertise in high - volume composites (1) Morgan Stanley Research, Flying Cars: Investment Implications of Autonomous Urban Air Mobility, dated December 2, 2018. (2) For details, please refer to the 8 - K filing filed with the SEC on 2/10/21.

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 7 1 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 7

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 8 Archer is building the world’s leading urban air mobility company. Our vision is to improve mobility and drive the world towards a zero - emissions future. ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 8 WELCOME

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 9 MARC LORE ADAM GOLDSTEIN Ken Moelis Biggest deal maker of our time: Founder of Moelis & Company (advised on $3.6 trillion of transactions since 2007) BRETT ADCOCK ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 9 Marc Lore First & largest Archer investor. Founder of Jet.com (acquired by Walmart for $3.3bn). Founder of Quidsi.com (acquired by Amazon for $500mn) VISIONARY ENTREPRENEURS & INVESTORS BACKING ARCHER WELCOME KEN MOELIS Adam Goldstein & Brett Adcock Co - Founders, Co - CEOs of Archer

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 10 BRETT ADCOCK Co - Founder, Co - CEO Previously Co - Founder at Vettery ADAM GOLDSTEIN Co - Founder, Co - CEO Previously Co - Founder at Vettery TOM MUNIZ VP of Engineering Previously VP of Engineering at Wisk DONALD STEWART Interim CFO Previously VP of Finance at Wisk GEOFF BOWER Chief Engineer Previously Chief Engineer at Airbus Vahana ERIC WRIGHT Head of Certification Previously Head of Certification at Piper JULIEN MONTOUSSE Head of Design Previously Head of Design at Mazda LOUISE BRISTOW Snr Director of Marketing Previously Global Marketing Manager at Tesla Proven and Experienced Team WELCOME

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 11 $1.5+ Trillion Total Addressable Market 1 ARCHER • Represents one of the largest potential global markets • Underlying secular drivers include: — Unprecedented traffic congestion — Improvements in electric power systems — A growing need for a zero - emissions future Source: Morgan Stanley Research, Flying Car Disruptor Series Update, October 2020. (1) Includes batteries, hardware, communications equipment, and software.

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 12 PARTNERSHIP STRATEGIC BENEFITS Strategic and Commercial Partnerships 1 ARCHER • Orders worth $1.0 billion plus option for additional $500 million of aircraft • Represents largest eVTOL purchase in history (1) • Key equity holder and strategic partner • Delivery of aircraft starting in 2024 • Strategic cooperation around FAA certification, airline flight connections, pilot and maintenance crew training • Support for Archer’s go - to - market strategy for city launches and airport connections • Strategic Automotive OEM partner with a multi - year Collaboration Agreement • Fiat Chrysler Automobiles N.V. and Peugeot S.A. recently merged to become Stellantis, the 4th largest automotive manufacturer in the world by volume • Benefit from OEM global footprint and economies of scale • Partnership focused on high - volume composite manufacturing and access to low - cost automotive grade supply chain • Supporting Archer on composite materials, NVH design, and access to the Stellantis supply chain with a focus on reducing component costs with an immediate focus on battery materials (1) Based on publicly available information.

ELITE ENGINEERING TEAM WITH 200 YEARS OF eVTOL EXPERIENCE

wisk



TOM MUNIZ
VP of Engineering



ALAN
Flight Controls Lead



NANSI
Flight Control Laws



JING
Power Electronics Engineer



PIETER
Mechanical Engineer



SONJA
Embedded Software



NATHAN
Product Lifecycle Lead



DEJA
Senior Staff Engineer



ANDREW
Wire Harness Engineer



SCOTT
Chief Avionics Architect



DIEDERIK
Electric Propulsion



DONALD
Interim CFO



KEVIN
Systems Test Engineer



JOHNNY
Hardware Lead



ALLEN
Embedded SW & Drivers



MELANIE
Mechanical Engineer



RANJEET
Wire Harness Specialist

AIRBUS



GEOFF BOWER
Chief Engineer



DAMIEN
Avionics Lead



KEVIN
DevOps Engineer



MATT
Flight Test Lead



SID
HIL Simulation



NATE
Flight Controls



NORIO
Subscale Flight Test



DARIO
Mid-Fi Analysis



GIOVANNI
Aerodynamics Lead



ILYA
Embedded Software



JENNER
Flight Software Simulation



ALFONSO
Flight Control Laws



NIHAR
Flight Software Simulation



PETER
System Identification

In addition, we've added Commercial Aerospace



ERIC
Certification Lead
Piper



VICENTE
System Safety Engineer
MITSUBISHI



FELISA
Lead Systems Engineer
CRANE AEROSPACE & ELECTRONICS



JOE
Structures Lead
CIRRUS



JESSE
Sr. System Safety Engineer
Cessna

ARCHER INVESTOR DECK 2021 | ARCHER | PRIVATE AND CONFIDENTIAL 13

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 14 2 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 14

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 15 0 EMISSIONS Helping to drive the world towards a zero - emissions future $3.30/MI Affordable costs per passenger mile, comparable to a UberX 60 MILES, 150MPH Enabling trips that are 10x faster than a car 45 DB Maker will cruise at 2,000 ft and 100x quieter than a helicopter ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 15 2 MAKER

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 16 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 16 2 MAKER

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 17 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 17 2 MAKER

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 18 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 18 2 MAKER

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 19 3 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 19

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 20 We have two potential unique revenue streams which feed each other and catalyze the full ecosystem: ● Archer Direct - Aircraft OEM Business ● Archer UAM - Aerial Ride Sharing Business Business Model Designed to Take Advantage of a Massive TAM ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 20 3 BUSINESS MODEL

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 21 Archer Direct – Aircraft OEM Business PRIVATE AND CONFIDENTIAL 21 3 BUSINESS MODEL • Archer’s goal is to build the next great U.S. based aerospace manufacturer • Archer is the only eVTOL company in the world with a contract from a major airline, which will help finance and accelerate Archer’s expansion into Urban Air Mobility • Option to further diversify into cargo and Department of Defense (DoD)

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 22 Archer UAM – Aerial Ride Sharing Business • Currently UAM includes moving people less than 100 miles in city centers and beyond • Early launch markets will focus on highly congested cities such as Los Angeles, Dallas - Fort Worth, and Orlando • The first phase of UAM go to market is expected to rely on existing and retrofitted infrastructure • As UAM scales, Archer expects to work with aligned development partners to build high throughput vertiports that can accommodate hundreds of take - offs and landings per hour NEW YORK CITY SAN FRANCISCO 3 BUSINESS MODEL Note: Time calculations assume only flight time, and an average speed of 150 mph. NEW YORK CITY

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 23 Manhattan to JFK Transportation Alternatives (1) Pulled from Blade.com Website 1/22/21, NYC to JFK 3 BUSINESS MODEL

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 24 • Cost - efficient solution for the masses • Faster and more convenient than terrestrial transportation • Highways in the sky require minimal new infrastructure during operation eVTOL can generate 18x more revenue than a ride sharing car 3 BUSINESS MODEL Note: Metrics in table compares a 25 - mile ride share car ride home to the suburbs from the city to an eVTOL making the same 25 - mile trip. (1) Illustrative example. (2) Management Projections.

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 25 • In order to drive profitability, Archer plans to operate its fleet of vehicles for Urban Air Mobility • Direct operating costs will decline over time through scale manufacturing, battery energy density improvements, and autonomy • Over the life of the aircraft, we believe the Urban Air Mobility business will be 3x more profitable than direct OEM sales Urban Air Mobility is Projected to be a Highly Profitable and Enormous Market ANTICIPATED ANNUAL UNIT ECONOMICS PER RIDESHARE VEHICLE 3 BUSINESS MODEL Revenue Direct & Indirect Operating Cost Operating Income

Timeline

2018-2020

Built world class team

Built world class team with combined 200 years of eVTOL experience

Unique technology design driving superior aircraft performance, safety and mass manufacturing

Working with the FAA towards a Type Certificate in 2024



2021-2024

Product and go to market focus

Booked >$1 billion in orders

Demonstrate Maker's ability to be the highest performance and safest eVTOL

Approve Department of Defense airworthiness certificate

Continue to secure future aircraft sales orders

Receive type certification from FAA for Archer's conforming aircraft in 2024

UNITED

STELLANTIS

2024-2027

Mass manufacturing ramp

Delivering aircraft to partners and launching aerial ride sharing business in U.S. cities

High volume composite manufacturing to tackle large total addressable market

Gearing up for full scale autonomy certification and operations

Get to free cash flow breakeven in Q4 2025



2027-2030

Globally scaled operations

Launch fully autonomous capabilities to increase safety, reduce costs, and scale faster

Prepare for launch in Europe, Middle East, and Asia

Help drive the world to a zero-emissions future



ARCHER INVESTOR DECK 2021 3 BUSINESS MODEL PRIVATE AND CONFIDENTIAL 26

ARCHER IS POSITIONED TO WIN

	ARCHER	JOBY AVIATION	wisk	LILIUM	VOLOCOPTER	EHANG
CERTIFICATION	U.S. FAA	U.S. FAA	NEW ZEALAND CAA(1)	EUROPE EASA	EUROPE EASA	CHINA CAA
PASSENGERS/VEHICLE	4	4	2	4	1	2
PILOTED VS AUTONOMY(1)	PILOTED	PILOTED	AUTONOMOUS	PILOTED	PILOTED	AUTONOMOUS
END MARKET	URBAN AIR MOBILITY	URBAN AIR MOBILITY	URBAN AIR MOBILITY	REGIONAL FLIGHTS	SHORT DISTANCE & TOURISM	SHORT DISTANCE & TOURISM
MASS MANUFACTURING DESIGN COMPLEXITY	EASY	COMPLEX	EASY	COMPLEX	EASY	EASY
KEY PARTNERSHIPS	UNITED STELLANTIS	TOYOTA	BOEING	NONE	DAIMLER	NONE
CONTRACTED ORDER BOOK(2)	UNITED	NONE	NONE	NONE	NONE	NONE
BATTERY ENERGY ADVANCEMENT NEEDED	NO	NO	NO	YES	YES	YES
SPEED/DISTANCE(3)	HIGH	HIGH	MEDIUM	LOW	LOW	LOW

(1) No Certification framework for commercial autonomous passenger carrying vehicles in the U.S.
(2) Based on publicly available information as of 2/8/21.
(3) Assumption using today's batteries (250 wh/kg of specific cell energy)

ARCHER INVESTOR DECK 2021 3 BUSINESS MODEL PRIVATE AND CONFIDENTIAL 27

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 28 4 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 28

Engineering & Design Team



TOM MUNIZ
VP, Engineering
wisk



GEOFF BOWER
Chief Engineer
AIRBUS



Ben
Aeroacoustics Lead
JOBY



Scott
Chief Avionics Architect
wisk



Johnny
Hardware Lead
wisk



Julien
Design Lead
mazda



Joe
Structures Lead
CIRRUS



Giovanni
Aerodynamics Lead
AIRBUS



Damien
Avionics Lead
AIRBUS



Matt
Flight Test Lead
AIRBUS



Felisa
Systems Engineer Lead
CRANE AEROSPACE & ELECTRONICS



Jon
Simulation Lead
UBER Elevate



Alan
Flight Controls Lead
wisk



Diederik
Electric Propulsion Lead
wisk



Eric
Certification Lead
Piper



Jesse
Safety Engineer Lead
Cessna



Sonja
Embedded Engineering
wisk

ARCHER INVESTOR DECK 2021 4 TECHNOLOGY PRIVATE AND CONFIDENTIAL 29

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 30 MASS MANUFACTURING From day one the aircraft was built for mass manufacturing Stellantis partnership driving key materials selection, lowest cost supplier, and factory automation SYSTEM SIMULATION Big data optimization driving vehicle performance decisions and infrastructure needs to service the UAM platform 1 2 3 KEY ENABLING TECHNOLOGIES Vertical integration on key areas including Aircraft Design, Electric Powertrain, Avionics, and Flight Control Software 4 TECHNOLOGY Technology driving high performance, safety, and mass manufacturing Note: Image represented Maker propeller simulation through Computational Fluid Dynamics.

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 31 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 31

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 32 Custom - designed, high - aspect ratio wing generates lift in cruise for energy efficiency, low noise, high speeds, and long range 12 motors and propellers provide lift for takeoff and landing with high redundancy and high safety with no single point of failure Lightweight carbon fiber composite airframe allows for high performance Aircraft Design Enables Low Cost, Low Noise, with the Safety of Commercial Airliners Aircraft is designed to be 100x quieter than a helicopter flying at 2,000 feet above ground level ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 32 TECHNOLOGY | AIRCRAFT DESIGN 4

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 33 • Since day one, Archer has designed its aircraft for rapid certification and ease of mass manufacturing • Strike the right balance between performance and complexity • Vertically integrate key enabling technologies (aircraft configuration, electric powertrain, flight control software) • Leverage existing commercial supply chain where possible to accelerate time to market Designed for Mass Manufacturing TECHNOLOGY | MASS MANUFACTURING 4

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 34 • Archer is certifying in the U.S. with the Federal Aviation Administration (FAA) • Started the FAA certification process in 2020 and approved by the FAA intake board • Archer and the FAA are working towards a Type Certificate in 2024 • Archer’s certification program is led by Eric Wright who previously spent 9 years as head of certification for Piper Aircraft and before that worked at the FAA. Eric was first in the world to certify and operationally approve an autonomous landing software system with the FAA called Emergency Autoland Designed for Certification from Day One PRIVATE AND CONFIDENTIAL 34 Eric Wright Certification Lead Previously, Head of Certification at Piper Aircraft 4 TECHNOLOGY | AIRCRAFT DESIGN

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 35 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 35

Vertically Integrated Battery for Maximum Performance and Safety

MERU

The Meru battery is a lithium-ion based system that powers the Maker aircraft. The batteries began flight worthiness testing in 2021. The Meru battery system is designed to scale to Archer's future needs.

ENERGY	74 kWh
MAX POWER	672 kW
CELL VOLTAGE	2.9V - 4.4V


ARCHER

HIGH PERFORMANCE

Optimal balance of high power and high energy for maximum range

Advanced thermal management system enables fast charging and extended cycle life

HIGH SAFETY AND RELIABILITY

No catastrophic single points of failure

Designed to meet aerospace certification standards (RTCA DO-311A)

BEST ECONOMICS

Built around commercially available lithium-ion cells for high reliability and low cost

Fast charge enables high aircraft utilization

Designed for easy maintenance and replacement

ARCHER INVESTOR DECK 2021 4 TECHNOLOGY | ELECTRIC POWERTRAIN PRIVATE AND CONFIDENTIAL 36

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 37 PRIVATE AND CONFIDENTIAL 37 System is designed to allow for highest level of passenger safety Proprietary electrical architecture provides both high safety and high performance Six independent batteries, each powering two motors (one forward and one aft) Passive detachable bus allows for current sharing across busses in normal operation without introducing a single point of failure Technology is covered with multiple patent applications. Redundant High Voltage System Designed for Highest Level of Safety TECHNOLOGY | ELECTRIC POWERTRAIN 4

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 38 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 38

Avionics and Flight Control Software

- Proprietary flight control software safely and efficiently controls the aircraft and provides:
  - Autopilot for low pilot workload
  - Envelope Protection
- Commercial-off-the-shelf avionics enable high safety and fast certification path
- Robust sensors build the foundation for future autonomy


QUAD REDUNDANT FLIGHT CONTROL COMPUTERS
DUAL ANTENNA GNSS HEADING
TRIPLE REDUNDANT INERTIAL NAVIGATION SYSTEM
HIGH GRADE INERTIAL NAVIGATION SYSTEM
TRIPLE REDUNDANT AIR DATA SYSTEM
RADAR + LASER GROUND ALTITUDE ESTIMATION

ARCHER INVESTOR DECK 2021 4 TECHNOLOGY | AVIONICS AND FLIGHT CONTROL SOFTWARE PRIVATE AND CONFIDENTIAL 39

Autonomy

In the future, we expect autonomous aircrafts will allow Archer to realize higher scale and growth

REVENUE GROWTH

No pilot or operator frees up payload and space for an additional passenger

REDUCED COSTS

No pilot means reduced operating costs

INCREASED SAFETY

Increase safety by significantly reducing human errors and increasing predictability

2021-2023	2024-2026	2027	2028
MAKER FLIGHT TESTS	**CERTIFIED PILOTED**	**DIRECTLY SUPERVISED**	**REMOTELY SUPERVISED**
Autonomous flights allow Archer to advance autonomy roadmap	Piloted aircraft operations and large scale data collection	Begin operations of aircraft fitted with autonomy suite, flights are supervised by on-board pilot	FAA authorization to operate without on-board pilot, operations begin of remotely supervised aircraft

ARCHER INVESTOR DECK 2021 4 TECHNOLOGY | AVIONICS AND FLIGHT CONTROL SOFTWARE PRIVATE AND CONFIDENTIAL 40

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 41 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 41

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 42 • In order to build a new transportation service to help people save time and money, we are analyzing live trip data to determine optimal trip locations, cost, and customer experience. Prime Radiant is Archer’s data science program focused on system simulation. • Detailed modeling of the future network enables optimization of Archer’s product and business strategy: — Aircraft specifications required for a mass market transportation solution (aircraft range, passenger payload) — Operations across various cities (charge rate, weather capabilities) — Landing and takeoff infrastructure location, size, and throughput — Market size and profitability OPTIMIZER AIRCRAFT SPECS INFRASTRUCTURE AIRSPACE MANAGEMENT PRICE ELASTICITY COST MODEL TOTAL ADDRESSABLE MARKET VEHICLE UTILIZATION INFRASTRUCTURE UTILIZATION PASSENGER LOAD FACTOR FLIGHT PROFITABILITY PRIME RADIANT Prime Radiant Archer’s System Simulation Jon Peterson Simulation Lead Previously Simulation Lead at Uber Elevate TECHNOLOGY | SYSTEM SIMULATION 4

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 43 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 43

Designed for Mass Manufacturing





2021 - 2026

STANDARD AEROSPACE MANUFACTURING

200 - 1,000 aircraft/year

- Archer opening up manufacturing facility in 2022
- Leveraging proven aerospace manufacturing techniques
- Planning for high volume composite manufacturing

2026+

HIGH VOLUME MANUFACTURING

>5,000 aircraft/year

- OEM agreement with Stellantis focused on exploring materials and processes for high volume composite manufacturing
- Leverage automotive industry expertise
- Advanced composite materials and processes: thermoplastics and snap-cure thermosets plus compression molding enable high rate production

ARCHER INVESTOR DECK 2021
4 TECHNOLOGY | MASS MANUFACTURING
PRIVATE AND CONFIDENTIAL 44

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 45 5 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 45

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 46 KEY GROWTH INITIATIVES • Vertical integration of core enabling tech: batteries and motors • Build out of production manufacturing and testing facilities Use of Proceeds Tailored Towards Growth and Scale IN - HOUSE COMPONENT MANUFACTURING • Focused on value add components and technology • Development of next generation manufacturing processes for future cost reduction and increased production volume Continued build out and scaling of best - in - class organization Aircraft certification Further development of core technology (batteries, motors, software, noise) Enhancements to aircraft autonomy technology platform 5 FINANCIAL SUMMARY 2021 – 2025 ANTICIPATED USE OF PROCEEDS

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 47 • Robust growth profile • 2026E Revenue represents less than 0.15% of TAM • Attractive EBITDA margins with diversified segments • Autonomy may further increase margins over time • Cash flow breakeven in Q4 2025 • Business model with initial OEM sales optimizes capital efficiency Attractive Long Term Financial Model FINANCIAL SUMMARY (1) Based on midpoint of $1.5 trillion base – $3.0 trillion upside global 2040 TAM. 5

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 48 CARGO • OEM sales to the cargo and logistics industry • Potential partnerships with global logistics and retail companies • Department of Defense OEM sales • Vehicles used for passive, high - risk flight missions that favor lower cost operations MILITARY EMERGENCY SERVICES • Supplement the emergency services market • Fills the need for emergency transports in highly populated city centers • Regional travel that would otherwise not be possible due to time and cost constraints • Global regional expansion targeting urban epicenters in Asia, India, and the Middle East REGIONAL EXPANSION • Additional Urban Air Mobility sales through business travel programs BUSINESS CHARTERS Future Revenue Opportunities (not included in forecasts) FINANCIAL SUMMARY 5

ENTERPRISE VALUE BENCHMARKING

BASED ON ~$2.7BN EV PRO FORMA

EV / REVENUE (1)(2)(3)(4)(5)


1.2x
ARCHER
2026
VALUATION YEAR
DISRUPTIVE MOBILITY TECHNOLOGY
23.5x
22.5x
6.0x
2022
2023
2027
PURPOSE-BUILT EV
8.7x
2.4x
1.5x
1.1x
TESLA
PROTERRA
canoo
ARRIVAL
2025
2025
2025
2024
SHARED ECONOMY
9.8x
2.6x
2.0x
1.1x
airbnb
UBER
lyft
BLADE
2026
2026
2026
2026
OTHER COMPARABLES
8.5x
4.2x
EV INFRASTRUCTURE MEDIAN
LIDAR TECHNOLOGY MEDIAN

EV / EBITDA (1)(2)(3)(4)(5)


4.2x
ARCHER
2026
VALUATION YEAR
DISRUPTIVE MOBILITY TECHNOLOGY
56.6x
48.5x
24.0x
2022
2023
2027
PURPOSE-BUILT EV
46.5x
11.4x
6.9x
5.0x
TESLA
PROTERRA
canoo
ARRIVAL
2025
2025
2025
2024
SHARED ECONOMY
36.6x
15.7x
13.7x
2.9x
airbnb
lyft
UBER
BLADE
2026
2026
2026
2026
OTHER COMPARABLES
41.7x
10.6x
EV INFRASTRUCTURE MEDIAN
LIDAR TECHNOLOGY MEDIAN

Source: Investor presentations, press releases, FactSet, CapIQ as of 2/8/2021.
(1) Financial projections are based on investor presentations filed with the SEC; Market data based on current SPAC share value applied to pro forma shares outstanding and capitalization.
(2) Financial projections are based on median analyst estimates from FactSet.
(3) Valuation year indicates year of FactSet consensus estimates used in multiple, which is 2026 or furthest available year.
(4) EV Infrastructure represents the median value of Blink Charging (NA), ChargePoint (2026), EVBox (2023), and EVGO (2026). EVBox EV / EBITDA multiple not material therefore not included in median value.
(5) LiDAR Technology represents the median value of Aeva (2025), Innoviz (2025), Luminar (2025), Ouster (2025), and Velodyne (2024).

ARCHER INVESTOR DECK 2021 5 FINANCIAL SUMMARY PRIVATE AND CONFIDENTIAL 49

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 50 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 50 6

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 51 (1) Assumes no redemptions from SPAC public stockholders and excludes potential dilution from warrants. Assumes new shares are issued at price of $10.00. (2) Pro forma share count includes 252.5M existing Archer shares, 50.0M Atlas Crest public common shares, 60.0M shares from PIPE, and 12.5M Class B Founder’s shares. Excludes potential incremental shares from Atlas Crest warrants, management incentive shares that exist or may be awarded, and out - of - the - money options. (3) Inclusive of deferred underwriting commission to SPAC underwriters, legal, PIPE, and other fees. Transaction Overview 6 TRANSACTION OVERVIEW

Transaction Overview

- Pro forma enterprise value of approximately $2.7 billion
- The transaction will be funded by a combination of ~$500 million of cash and proceeds from a $600 million PIPE:
  - The PIPE includes participation from leading strategic and long-term financial investors including United Airlines, Stellantis and the venture arm of Exor, Baron Capital Group, the Federated Hermes Kaufmann Funds, Mubadala Capital, Putnam Investments and Access Industries. Additionally Ken Moelis and affiliates, along with Marc Lore, are investing $30 million in the PIPE
- 100% rollover by existing Archer shareholders
- ~$1.05 billion of pro forma cash held on balance sheet
- Completion of transaction is expected by Q2 2021

PRO FORMA OWNERSHIP (1) (2)



SPAC FOUNDER SHARES 3%
PIPE 16%
PUBLIC (SPAC) 13%
67%
EXISTING ARCHER SHAREHOLDERS

Note: Note: Percentages may not sum to 100% due to rounding.
(1) Assumes no redemptions from SPAC public stockholders and excludes potential dilution from warrants.
(2) Pro forma share count includes 252.5M existing Archer shares, 50.0M Atlas Crest public common shares, 60.0M shares from PIPE, and 12.5M Class B Founder's shares. Excludes potential incremental shares from Atlas Crest warrants, management incentive shares that exist or may be awarded, and out-of-the-money options.

ARCHER INVESTOR DECK 2021 6 TRANSACTION OVERVIEW PRIVATE AND CONFIDENTIAL 52

ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 53 ARCHER INVESTOR DECK 2021 PRIVATE AND CONFIDENTIAL 53 ARCHER AVIATION INC. PALO ALTO, CALIFORNIA 1880 Embarcadero Rd Palo Alto, CA 94303 ARCHER.COM